U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OFHE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 24, 2003

(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-16214	14-0462060
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1373 Broadway, Albany, New York 12204 (518) 445-2200
(Address and telephone number of the registrant’s principal executive offices)

Item 9.    Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 24, 2003, Albany International issued a news release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the news release is furnished as Exhibit 99.1 to this report.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ Michael C. Nahl

Name: Michael C. Nahl
Title: Senior Vice President and Chief Financial Officer

Date:	July 24, 2003

Index to Exhibits

Exhibit Number	Description of Document

99.1	News release, dated July 24, 2003 issued by Albany International Corp.